UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2014

TECHPRECISION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3477 Corporate Parkway, Suite 140
Center Valley, PA 18034
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (484) 693-1700

Copies to:

Scott R. Jones
Pepper Hamilton LLP
3000 Two Logan Sq.
18th and Arch Streets
Philadelphia, PA 19103-2799
Phone: (215) 981-4000
Fax: (215) 981-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Bylaws

On January 28, 2014, by unanimous written consent, the Board of Directors (the “Board”) of TechPrecision Corporation (the “Company”) amended and restated the By-laws of the Company (the “Bylaws”) to update the Bylaws to reflect the current state of the Company as well as to update outdated provisions and provisions that are no longer customary for public companies.  Among other things, the Board clarified the procedures and requirements related to stockholder proposals for consideration at the Company’s annual meeting and director nomination and enhanced the indemnification and insurance requirements with respect to the Company’s directors and officers.  The foregoing description of certain changes made is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Corporate Governance Guidelines

On January 28, 2014, the Board also adopted Corporate Governance Guidelines (the “Guidelines”) as a general governance framework for the Company to which the Company’s directors, officers and other employees will be expected to adhere.  Among other things, the Guidelines provide for a “plurality plus” voting standard for director elections, age limitations on directors and other governance guidelines and principles intended to further the interests of the Company’s stockholders.  Under the plurality plus voting standard, directors elected by less than a majority of votes cast at the stockholder meeting at which they were elected shall offer to resign from the Board and the Board shall have 90 days to decide to accept such resignation.  The foregoing description of the Guidelines is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Guidelines, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Bylaws and Guidelines will be made available on the Company’s website at www.techprecision.com and in print to any of the Company’s stockholders upon request.

Item 8.01	Other Events.

The discussion regarding the Guidelines under Item 5.03 above is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated By-laws of the Registrant

99.1	Corporate Governance Guidelines adopted January 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2014	By:	/s/ Richard Fitzgerald
	Name:	Richard Fitzgerald
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Amended and Restated By-laws of the Registrant

99.1	Corporate Governance Guidelines adopted January 28, 2014